Exhibit 99.2 Corporate overview October 2024

Disclosures The information contained in this presentation has been prepared by Spyre Therapeutics, Inc. and its affiliates (“Spyre” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Forward-Looking Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: expectations regarding the efficacy, durability of effect, including human pharmacokinetics simulations and dosing profiles, and safety of our product candidates; expectations regarding our potential therapeutic combinations and the potential benefits thereof, including human pharmacokinetics simulations and dosing profiles; expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs, including timing of clinical trials, receipt of data readouts and clinical trial study designs; expectations regarding the use of proceeds and the time periods over which the Company’s capital resources will be sufficient to fund its anticipated operations; the Company’s business strategy objectives and goals; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, ‘believe”, expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements including those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Note about Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that the Company has filed or will file with the SEC, as well as discussions of potential risks, uncertainties, and other filings by the Company from time to time, as well as risk factors associated with companies that operate in the biopharma industry, including those associated with the uncertainties of drug development. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements. Industry Information This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation. 2

Engineering for new heights in the treatment of IBD Our approach Our pipeline 1 TARGET PROGRAM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Next-generation α4β7 Phase 1 interim data expected YE24 SPY001 monotherapies Phase 1 interim data expected 1H25 TL1A SPY002 Potential SC Q8W-Q12W* Phase 1 interim data expected 2H25 IL-23 SPY003 α4β7 + TL1A SPY120 Paradigm-changing combinationsα4β7 + IL-23 SPY130 Potential SC Q8W-Q12W* TL1A + IL-23 SPY230 1 Spyre holds exclusive worldwide licensed rights for SPY001, SPY002, and SPY003 from Paragon Therapeutics, Inc. SPY003 license is restricted to IBD, all other program licenses are unrestricted as to indication. *SC=subcutaneous, Q8W-Q12W dosing profiles are expected maintenance profiles based on human PK simulations. 3

Multiple opportunities for value creation with next-gen monotherapies and paradigm-changing combinations

Next-generation monotherapies

Monoclonal antibodies engineered for:

- Potency
- Specificity
- Pharmacokinetics
- Manufacturability
- Formulatability

α4β7 | TL1A | IL-23

Paradigm-changing combinations

Fixed-dose combinations designed for:

- Efficacy
- Safety
- Unified dosing
- Lower COGS
- Convenience

α4β7 + TL1A | IL-23 + α4β7 | TL1A + IL-23

SPYRE

4

Each of our monoclonal antibodies build on validated biology and aim to improve efficacy and convenience

Next-generation monotherapies

Monoclonal antibodies engineered for:

- Potency
- Specificity
- Pharmacokinetics
- Manufacturability
- Formulatability

α4β7 | TL1A | IL-23

Paradigm-changing combinations

Fixed-dose combinations designed for:

- Efficacy
- Safety
- Unified dosing
- Lower COGS
- Convenience

α4β7 + TL1A | IL-23 + α4β7 | TL1A + IL-23

SPYRE | 5

Our lead programs were chosen based on attractive risk-benefit profiles versus other MOAs

Induction clinical remission rates (pbo-adjusted) by MOA



100
80
60
40
20
0
2030 IBD SALES[1]:
~$8B
Stronger efficacy in UC
Gut-selective MOA
Acquired for[2]:
~$12B
Encouraging efficacy and safety profile in UC and CD
2030 IBD SALES[1]:
~$7B
Stronger efficacy in CD
Well tolerated MOA[3]
Ulcerative colitis
Crohn's disease
Efficacy ceiling
~17%
~8%
~25%
~33%
~16%
~20%
~7%
~24%
~12%
Primary endpoint not met
~25%
~23%

Week	W14 | W6	W12 | W12	W12 | W12	W8 | W4	W10 | W12	W8 | W12
Safety	No black box warning	Not approved	No black box warning	*Black box warning*	*Cardiac monitoring*	*Black box warning*
MOA	α4β7	TL1A	IL-23	TNF	S1P	JAK
Example	Entyvio vedolizumab	TULISOKIBART	Skyrizi risankizumab-rzaa	HUMIRA adalimumab	ZEPOSIA (ozanimod)	RINVOQ upadacitinib

Source: Studies include Entyvio UC (VARSITY, assumes a 10% historical pbo control), CD (GEMINI II); tulisokibart UC (ATREMIS-UC), CD (APOLLO-CD, study was open label and adjusted using a historical pbo rate of 16%); Skyrizi UC (INSPIRE), CD (ADVANCE); Humira UC (ULTRA-II), Humira CD (CLASSIC-1, Bio-naïve patients); Zeposia UC (TRUE NORTH), CD (YELLOWSTONE), Rinvoq UC (U-ACCOMPLISH and U-ACHIEVE), CD (U-EXCEL); [1]EvaluatePharma 2030 Consensus Sales; [2]Merck press release; [3]Ferrante M, et. al. J Crohns Colitis. 2021 Dec 18;15(12):2001-2010. MOA=mechanism of action.

SPYRE
6

Our next-generation antibodies are engineered to match or exceed the potency of first-generation molecules … SPY001 (α4β7) in vitro potency SPY002 (TL1A) in vitro potency SPY003 (IL-23) in vitro potency SPY001 SPY002 SPY003 Risankizumab Vedolizumab Tulisokibart 60 100 50 100 80 40 60 30 50 40 20 20 10 0 0 0 0.01 0.1 1 10 0.001 0.01 0.1 1 10 100 0.01 0.1 1 10 100 mAb Concentration (nM) mAb Concentration (nM) mAb Concentration (nM) Potential for comparable efficacy at similar or lower doses Potential upside: Improved efficacy with higher exposures Note: Data on file. Details on number of replicates per study are included in later sections. SPY001 assay reports inhibition of cells expressing α4β7 binding to MAdCAM-1. SPY002 assay reports inhibition of TL1A-induced apoptosis in TF-1 cells. SPY003 assay reports inhibition of cellular STAT3 signaling. Vedolizumab, tulisokibart, and risankizumab are synthesized comparator antibodies. 7 %Inhibition %Inhibition % Inhibition

… and share a YTE backbone that extends half-life at least twofold in NHPs … SPY001 (α4β7) NHP PK SPY002 (TL1A) NHP PK SPY003 (IL-23) NHP PK SPY001 t = ~22 days SPY002 t = ~24 days SPY003 t = ~30 days 1/2 1/2 1/2 Risankizumab t = ~9 days Vedolizumab t = ~6 days Tulisokibart t = ~12 days 1/2 1/2 1/2 1000 1000 1000 100 100 100 10 10 10 1 1 1 0 14 28 42 56 70 84 98 0 14 28 42 56 70 84 98 0 7 14 21 28 35 42 49 Days Days Days Greater than 2-3x half-life extension vs. competitor molecules across our portfolio Note: Data on file. Pharmacokinetic data shown is from NHP studies, details on number of animals per study are included in later sections. Vedolizumab, tulisokibart, and risankizumab are synthesized comparator antibodies. 8 Serum Conc. (μg/mL) Serum Conc. (μg/mL) Serum Conc. (μg/mL)

… supporting projected unified and less frequent dosing across our portfolio

SPY001 (α4β7) Human PK Simulation


SPY001
Vedolizumab
Serum Conc. (µg/mL)
200
150
100
50
0
0
12
24
36
48
Time (Wk)

SPY002 (TL1A) Human PK Simulation


SPY002
Tulisokibart
Serum Conc. (µg/mL)
300
200
100
0
0
12
24
36
48
Time (Wk)

SPY003 (IL-23) Human PK Simulation


SPY003
Risankizumab
Serum Conc. (µg/mL)
400
200
0
0
12
24
36
48
Time (Wk)

Potential unified Q8W-Q12W maintenance dosing

Versus Q2W-Q8W dosing for competitor molecules

Note: Date on file, figures show median +/- interquartile range. PK simulation for comparator molecules based on published clinical data.

SPYRE

9

Each of our next-generation monotherapies are expected to be in clinical studies by 1Q 2025

	SPY001	SPY002	SPY003
Target	α4β7	TL1A	IL-23
Pharmacology[1,2]	Comparable potency to **vedolizumab**	>10-fold more potent than **tulisokibart**	Comparable potency to **risankizumab**
PK[2]	>3x NHP half-life vs. **vedolizumab**	>2x NHP half-life vs. **tulisokibart**	>3x NHP half-life vs. **risankizumab**
Safety	✓ IND-enabling GLP tox **Top dose NOAEL**	✓ IND-enabling GLP tox **Top dose NOAEL**	IND-enabling GLP tox **Ongoing**
CMC	>150 mg/mL SC formulation	>150 mg/mL SC formulation	>150 mg/mL SC formulation
Target dosing profile[3]			
Status	**Phase 1 ongoing**	**Phase 1 initiation expected 4Q 2024**	**Phase 1 initiation expected 1Q 2025**

Note: [1]Evaluated in in vitro models; [2]Vedolizumab, tulisokibart, and risankizumab are synthesized comparators; [3]Potential maintenance dosing profile based on human simulations from NHP PK data

SPYRE

10

Spyre is uniquely positioned to deliver paradigm-changing combinations

Next-generation monotherapies

Monoclonal antibodies engineered for:

- Potency
- Specificity
- Pharmacokinetics
- Manufacturability
- Formulatability

α4β7 | TL1A | IL-23

Paradigm-changing combinations

Fixed-dose combinations designed for:

- Efficacy
- Safety
- Unified dosing
- Lower COGS
- Convenience

α4β7 + TL1A | **IL-23 + α4β7** | **TL1A + IL-23**

SPYRE

11

Spyre portfolio aims to address the diverse pathophysiology of IBD by targeting orthogonal pathways

Blockade of α4β7 prevents circulating immune cells from entering inflamed gut tissues



Immune cell trafficking into gut tissues
anti-α4β7
α4β7
MAdCAM-1
GI inflammation

Neutralization of TL1A suppresses inflammation and reduces fibrosis by inhibiting fibroblast activation



T cell proliferation, cytokine production, inflammation
anti-TL1A
TL1A
NKT
IL-13
IL-4
IL-23
IL-6
TH17
IL-17
TNF
TH2
IL-4
IL-5
IL-13
IL-12
TH1
TNF
IFNγ
Collagen production, fibrosis
Fibroblast
Collagen

Neutralization of IL-23 inhibits cascade of various proinflammatory cytokines anti-IL-23
p19
p40
T cell differentiation, cytokine production, inflammation
IL-17A
IL-17F
TNF
IL-23R
STAT3
P
STAT3
P
RORγt

Created with BioRender.com; Neurath, Markus F. Nature Reviews Gastroenterology & Hepatology 14.5 (2017): 269-278; Solitano, Virginia, et al. Med (2024).

SPYRE | 12

A wide body of evidence supports combinations as the future treatment paradigm in IBD Clinical Nonclinical Genetic VEGA has provided POC that combos can In vitro and in vivo models support Individuals with increased expression of two break the efficacy ceiling in IBD higher efficacy for combos targets are at greater risk to develop IBD Odds ratio (95% CI) Δ+22% 200 Combination 1.0 1.1 1.2 1.3 1.4 ~additive absolute clinical IL-23 47% remission rates TL1A 150 ITGA4 (α4β7) 22% 100 25% 24% TNFSF15 (TL1A) 50 25% Combo 0 0.1 1 10 100 1000 TNF IL-23 Combination Conc. ng/ml rd 1 3 party data In-house data In-house analysis 1 Source: Data on file; Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023). 13 IL-17 (pg/ml)

Our portfolio of half-life-extended mAbs potentially enables quarterly, co-formulated combinations

		SPY001	SPY002	SPY003			
Spyre molecules	MOA	α4β7	TL1A	IL-23	TNF	S1P	JAK
	Half-life extension (HLE)	✓	✓	✓			
Third party clinical trials[1]	Efficacious MOA	✓	✓	✓	✓	✓	✓
	Well tolerated MOA	✓	✓	✓			

Combination human PK simulation (SPY120 potential profile)



SPY001
SPY002
Median +/- IQR
Serum Conc. (µg/mL)
200
150
100
50
0
0
12
24
36
48
Time (Wk)
2x
Loading Doses
Unified
Q8W-Q12W SC Maintenance Dosing

Notes: [1]Product labels for 3rd party data supports mechanisms of action without black box warnings or safety monitoring requirements. Sands, Bruce E., et al. New England Journal of Medicine 391.12 (2024): 1119-1129. mAbs=monoclonal antibodies. Human PK simulation represents median +/- interquartile range utilizing SPY001 and SPY002 individual PK simulations presented in prior slides.

SPYRE
14

Spyre combinations have potential being best-in-class with less frequent dosing

Program	Targets	Format	Expected Annual Maintenance Dosing
SPY120	α4β7 + TL1A	Coformulation	Q8W-Q12W
SPY130	α4β7 + IL-23	Coformulation	Q8W-Q12W
SPY230	IL-23 + TL1A	Coformulation	Q8W-Q12W
JNJ-4804	TNF + IL-23 *Probable black box*	Coformulation	Q4W
ABBV382/Skyrizi	α4β7 + IL-23	TBD	Q4W
ABT-981/Skyrizi	IL-1 + IL-23	TBD	Q2W

Note: Expected dosing regimens for SYRE molecules based on human PK simulations and competitor molecule dosing profiles are based on disclosures of the most frequently administered component molecule. Landscape not exhaustive.

SPYRE

15

We intend to readout Ph 1 data for each of our mAbs over the next ~12 months before initiating a platform Ph 2 study 2024 2025 SPY001 (α4β7) Interim data – YE 2024 Phase 1 üFPI – June 2024 SPY002 (TL1A) Interim data – H1 2025 Phase 1 FPI – Q4 2024 SPY003 (IL-23) Interim data – H2 2025 Phase 1 FPI – Q1 2025 Platform FPI – 2025 Phase 2 study 16

SPY001 Next-generation anti-α4β7 antibody

SPY001 is engineered to have next-generation antibody properties Identical epitope target as vedolizumab with comparable potency and selectivity in vitro Half-life extension through validated Fc modification to potentially enable Q8W-Q12W SC dosing IND-enabling tox studies completed with NOAEL at the highest dose tested High concentration (>150 mg/mL) citrate-free SC formulations developed for clinical studies SPY001 Phase 1 study ongoing with interim data expected YE24 18

SPY001 potency & selectivity match vedolizumab in vitro SPY001 & vedolizumab epitope Potent and selective inhibition of cellular adhesion SPY001 and SPY001 and vedolizumab potently inhibit No inhibition of unwanted VCAM-1- vedolizumab MAdCAM-1-mediated (gut) cellular adhesion mediated (CNS) cellular adhesion bind the same α4 Subunit epitope 70 SPY001 (IC = 86 pM) 50 70 SPY001 Vedolizumab (IC = 83 pM) 50 Vedolizumab 60 60 (α4β1) Natalizumab β7 Subunit 50 50 40 40 30 30 20 20 Potent and selective binding to α4β7 10 10 1 0 Antibodyα4β7α4β1αEβ7 0 -10 2 2 SPY001 K <1 nM NB NB 0.01 0.1 1 10 D 0.001 0.01 0.1 1 10 100 mAb Concentration (nM) mAb Concentration (nM) 2 2 Vedolizumab K <1 nM NB NB D 1 Dissociation constant (K ) measured by surface plasmon resonance (SPR) D 2 NB = no binding by a particular antibody to a test molecule Source: Data on file. Vedolizumab is a synthesized comparator antibody. 19 %Inhibition of Total Adhesion (Integrin-mediated Adhesion by MAdCAM-1) %Inhibition of Total Adhesion (Integrin-mediated Adhesion by VCAM-1)

SPY001 exhibits >3x the half-life of vedolizumab in preclinical models >3x increased half-life in Tg276 mice >3x increased half-life in NHPs SPY001 t : ~12 Days SPY001 t : ~22 Days 1/2 1/2 1000 1000 Vedo t : ~4 Days Vedo t : ~6 Days 1/2 1/2 100 10 100 1 0.1 0.01 10 0 7 14 21 28 0 7 14 21 28 35 42 49 Days Days Source: Data on file. Initial group size was n=5 in mouse study (left) and n=6 in NHP study (right). Animals with suspected ADAs were excluded from half-life analysis; this did not impact the mouse study but resulted in n=5/cohort for SPY001 and n=3/cohort for vedolizumab at Day 49 of the NHP study. Vedolizumab used is a synthesized comparator antibody. 20 Serum Conc. (μg/mL) Serum Conc. (μg/mL)

SPY001 Phase 1 trial on track for interim readout of multiple cohorts by YE 2024 Phase 1 study design Phase 1 milestones ü q First subject dosed: June 2024 q Interim FIH data expected YE 2024 from SAD 5 multiple cohorts SAD 4 MAD 2 q Safety and tolerability SAD 3 MAD 1 q Pharmacokinetics SAD 2 q ADA SAD 1 Single-ascending and multiple-ascending dose cohorts • Healthy volunteers • n=8/cohort (3:1 randomization) 21

We aim to demonstrate the following for SPY001 in the expected YE2024 interim Phase 1 readout ≥35-day half-life enables ≥Q8W-Q12W SC maintenance dosing based on PK model 1 Potential to address vedo’s slow onset of action with higher induction exposures 2 Establish SPY001 has favorable safety profile and is well-tolerated 3 Minimal to no impact on ADA rates vs vedolizumab 4 22

Phase 1 interim PK will confirm whether Q8W-Q12W maintenance dosing is feasible, as predicted by NHP data

SPY001 human half-life targets



Half-life (days)
Q8W based on PK modeling
Q12W based on PK modeling
SPY001
Humans[1]
~35
~40
NHPs
17-22
VEDO
Humans
25
Q2W SC
NHPs[2]
4-14

Maintenance human PK simulations



SPY001 Q12W SC
Vedolizumab Q2W SC
Serum Conc. (µg/mL)
125
100
75
50
25
0
Vedo IV Ctrough
24
36
48
Time (Wk)

Source: [1]Human YTE mAb half-life is on average 3.1x of NHP half-life; Haraya, Kenta, and Tatsuhiko Tachibana. BioDrugs (2023); Rosario, M, et. al. (2017); *Feagan, et. al. (2013); [2]Range of half-life observed in vedolizumab NHP studies (BLA review) and internal Spyre preclinical studies. Vedolizumab is a synthesized comparator antibody. PK simulation for comparator molecules based on published clinical data.*

SPYRE
23

Interim PK data expected to enable Phase 2 dose selection to maximize efficacy potential of SPY001 Potential upside: Greater remission w/ higher exposure Induction human PK simulations 1 Vedolizumab Week 14 Deep Remission Rates in UC (%) By Week 6 trough concentration quartile SPY001 SPY001 Vedolizumab Vedo Quartile 4 37% (40-100 µg/mL) Targeting majority of patients with C in Quartile 4 trough Quartile 3 31% (32-40 µg/mL) Quartile 2 Vedo W6 20% (25-32 µg/mL) Quartile 4 Quartile 1 12% (2-25 µg/mL) +25% Higher anti-α4β7 mAb exposure may lead to deeper remission 1 Source: Casteele, N. V. et al. Aliment. Pharmacol. Ther. 56, 463–476 (2022); Vedolizumab FDA Clinical Pharmacology Review; PK simulation for comparator molecules based on published clinical data. 24 Serum Conc. (µg/mL)

SPY002 Next-generation anti-TL1A antibody

SPY002 candidates are engineered to achieve an optimal profile Advancing two candidates into Ph1 with novel epitopes that optimize potency and binding profiles in vitro Half-life extension through validated Fc modification to potentially enable Q8W-Q12W SC dosing IND-enabling tox studies completed with NOAEL at the highest dose tested High concentration (>150mg/mL) citrate-free SC formulations developed for clinical studies SPY002 Phase 1 study initiation expected in Q4 2024 26

Each SPY002 development candidate targets a distinct epitope and exhibits unique binding properties Single TL1A subunit epitope Superior or comparable potency in multiple assays Each SPY002 candidate targets a distinct Superior or comparable inhibition of TF-1 Superior or comparable inhibition of IFNγ epitope on a single TL1A monomer apoptosis secretion Duvakitug (TEV-48574) SPY002 candidates RO7790121 RO7790121 (RVT-3101) Duvakitug Tulisokibart Tulisokibart (MK-7240) 100 100 80 80 60 60 40 40 20 20 0 0 • Epitope locations were resolved by CryoEM 0.01 0.1 1 10 100 0.1 1 10 100 1000 10000 100000 mAb Concentration (nM) mAb Concentration (ng/mL) • Illustrative locations are overlayed with the crystal structure of trimeric TL1A Source: Data on file; Duvakitug not benchmarked in IFN secretion assay; Duvakitug, RO7790121, and tulisokibart are synthesized comparator antibodies. γ 27 Inhibition % Inhibition%

SPY002 candidates exhibit increased half-life in NHP compared to first-generation anti-TL1As SPY002 DC1: >2-3x Increased Half-life in NHPs SPY002 DC2: >2-3x Increased Half-life in NHPs SPY002 t : ~24 days SPY002 t : ~24 days 1/2 1/2 Tulisokibart t : ~12 days Tulisokibart t : ~12 days 1/2 1/2 RO7790121 t : ~7 days RO7790121 t : ~7 days 1000 1000 1/2 1/2 100 100 10 10 1 1 0 14 28 42 56 70 84 98 0 14 28 42 56 70 84 98 Time (day) Time (day) Source: Data on file. Notes: Group size was n=5 for SPY002 mAbs and tulisokibart at final endpoints for half-life determination; No RO7790121 detected after day 28; Duvakitug not compared in these models given low human half-life (7-10 days), ECCO 2024 abstract P633; Duvakitug, RO7790121, and tulisokibart are synthesized comparator antibodies. 28 Serum Conc. (μg/mL) Serum Conc. (μg/mL)

SPY002 Phase 1 initiation expected in 4Q 2024 Expected Ph1 study design Phase 1 milestones q Phase 1 initiation expected 4Q 2024 q Interim FIH data expected 1H 2025 SAD 5 q Safety and tolerability SAD 4 SAD 3 MAD 1q Pharmacokinetics SAD 2 q Pharmacodynamics (sTL1A) SAD 1 q ADA Single-ascending and multiple-ascending dose cohorts • Healthy volunteers Phase 1 results to inform which molecule • n=8/cohort (3:1 randomization) advances to Phase 2 development 29

Phase 1 interim PK will confirm whether Q8W-Q12W maintenance dosing is feasible, as predicted by NHP data

SPY002 human half-life targets


Half-life (days)
Q8W based on PK modeling
Q12W based on PK modeling
SPY002
Humans[1]
~30
~45
NHPs
24
TULISOKIBART
Humans
19
NHPs
12
Q2-4W SC

Human PK simulations


SPY002
Tulisokibart
Serum Conc. (µg/mL)
400
300
200
100
0
0
12
24
36
48
Time (Wk)

Source: [1]Human YTE mAb half-life is on average 3.1x of NHP half-life; Haraya, Kenta, and Tatsuhiko Tachibana. BioDrugs (2023); Spyre preclinical studies; Tulisokibart is a synthesized comparator antibody; Prometheus corporate presentation – Ph1 results.

SPYRE | 30

Tulisokibart and RO7790121 dose responses support opportunity for improved efficacy in maintenance Clinical remission (mMayo) Endoscopic improvement W50 or W56 250 mg 48% 48% Q4W TULISOKIBART 100 mg 32% 36% ARTEMIS-UC Q4W Greater maintenance efficacy with higher doses 250 mg 56% 68% TULISOKIBART Q4W APOLLO-CD 100 mg 42% 59% Q4W 450 mg 36% 50% Q4W Greater maintenance RO7790121 150 mg 39% 39% efficacy with higher Q4W TUSCANY-2 doses 50 mg 31% 38% Q4W Source: UEGW 2024 posters OP079 and OP196; Artemis and Apollo patients were re-randomized for maintenance period while Tuscany-2 was a treat-through design. 31

SPY003 Next-generation anti-IL-23 antibody

SPY003 is engineered to have next-generation antibody properties Similar epitope target as risankizumab with comparable potency and selectivity in vitro Half-life extension through validated Fc modification to potentially enable Q12W-Q24W SC maintenance dosing IND-enabling tox studies ongoing High concentration (>150 mg/mL) citrate-free SC formulation developed for clinical studies SPY003 Phase 1 study initiation expected in Q1 2025 Note: SPY003 license is restricted to IBD indications. 33

SPY003 targets a similar epitope as risankizumab with comparable potency in vitro Similar epitope to risankizumab Comparable potency in multiple assays SPY003 and risankizumab bind the SPY003 and risankizumab potently SPY003 and risankizumab potently same p19 subunit of IL-23 inhibit pSTAT signaling inhibit IL-17 release SPY003 Risankizumab 100 100 50 50 0 0 0.01 0.1 1 10 100 1000 0.001 0.01 0.1 1 10 100 SPY003 epitope mAb Concentration (nM) mAb Concentration (nM) Risankizumab epitope Source: Data on file. Risankizumab is a synthesized comparator antibody. 34 % Inhibition % Inhibition

SPY003 exhibits >3x the half-life of risankizumab in NHPs NHP PK profiles of SPY003 and risankizumab Half-life 1000 ~30 days SPY003 100 3.3-fold vs. risankizumab 10 ~9 days Risankizumab 1 0 14 28 42 56 70 84 98 Days Notes: Group size was n = 4 in the NHP studies with n = 4 and n = 3 at the final timepoint for half-life determination for SPY003 and risankizumab, respectively. Source: Data on file. Risankizumab is a synthesized comparator antibody. 35 Serum Conc. (μg/mL)

SPY003 Phase 1 initiation expected in 1Q 2025 Expected Ph1 study design Phase 1 milestones q Phase 1 initiation expected 1Q 2025 q Interim FIH data expected 2H 2025 SAD 5 q Safety and tolerability SAD 4 SAD 3 MAD 1 q Pharmacokinetics SAD 2 q ADA SAD 1 Single-ascending and multiple-ascending dose cohorts • Healthy volunteers • n=8/cohort (3:1 randomization) 36

Phase 1 interim PK will confirm whether Q12W-Q24W maintenance dosing is feasible, as predicted by NHP data

SPY003 human half-life targets


Half-life (days)
Q12W based on PK modeling
Q24W based on PK modeling
SPY003
Humans¹
~45
~60
NHPs
30
RISA
Humans
28
NHPs
9
Q8W On-body

Human PK simulations


SPY003
Risankizumab
Serum Conc. (µg/mL)
600
400
200
0
0
12
24
36
48
Time (Wk)

Source: [1]Human YTE mAb half-life is on average 3.1x of NHP half-life; Haraya, Kenta, and Tatsuhiko Tachibana. BioDrugs (2023); Spyre preclinical studies; Skyrizi BLA. Risankizumab is a synthesized comparator antibody.

SPYRE
37

Therapeutic combinations A paradigm-change in the treatment of IBD

Spyre is unique in its portfolio approach to evaluating multiple combination regimens Only known portfolio with half-life extended α4β7, TL1A, and IL-23 inhibitors Unified dosing potential across targets Combination toxicology studies initiated High-concentration (>150 mg/mL) citrate-free SC coformulations in development for each program Platform Phase 2 study that will include monotherapy and combo SPY120 • SPY130 • SPY230 agents expected to initiate in 2025 39

Spyre portfolio aims to address the diverse pathophysiology of IBD

Blockade of α4β7 prevents circulating immune cells from entering inflamed gut tissues


Immune cell trafficking into gut tissues
anti-α4β7
α4β7
MAdCAM-1
GI inflammation

Neutralization of TL1A suppresses inflammation and reduces fibrosis by inhibiting fibroblast activation


T cell proliferation, cytokine production, inflammation
anti-TL1A
TL1A
NKT
IL-13
IL-4
IL-23
IL-6
T_H17
IL-17
TNF
T_H2
IL-4
IL-5
IL-13
IL-12
T_H1
TNF
IFNγ
Collagen production, fibrosis
Fibroblast
Collagen

Neutralization of IL-23 inhibits cascade of various proinflammatory cytokines anti-IL-23
p19
p40
T cell differentiation, cytokine production, inflammation
IL-17A
IL-17F
TNF
IL-23R
STAT3
P
STAT3
P
RORγt

Created with BioRender.com; Neurath, Markus F. Nature Reviews Gastroenterology & Hepatology 14.5 (2017): 269-278; Solitano, Virginia, et al. Med (2024).

SPYRE
40

JNJ’s VEGA study demonstrated the power of combination therapy in IBD VEGA combination study (N=71/arm) – Ulcerative colitis ~Additive absolute W12 MMS clinical remission rates Δ+22% 47% 22% 25% 24% 25% Anti-TNF Anti-IL23 Combination (Golimumab) (Guselkumab) BLACK BOX WARNING PROBABLE BLACK BOX Sources: Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023). 41

Spyre combinations are rational alternatives to combos with clinical precedent

Clinical trial	Precedent combination	Spyre combinations & rationale

EXPLORER[1]
Crohn's – Endoscopic remission %


27%
30%
35%
Anti-α4β7
Anti-TNF
Combination


Spyre component exchange
α4β7
+
TNF
TL1A


SPY120

- Exchange TNF for another TNF superfamily targeting agent
- TL1A efficacy and safety appears superior on a cross-trial basis

VEGA[2]
UC – mMS remission %


24%
25%
47%
Anti-IL23
Anti-TNF
Combination


IL-23
+
TNF
α4β7


SPY130

- Exchange TNF for a safer and more effective class
- Entyvio was superior to Humira in H2H clinical studies (VARSITY)

VEGA[2]
UC – mMS remission %


24%
25%
47%
Anti-IL23
Anti-TNF
Combination


IL-23
+
TNF
TL1A


SPY230

- Exchange TNF for another TNF superfamily targeting agent
- TL1A efficacy and safety appears superior on a cross-trial basis

Note: [1]EXPLORER meta-analysis assumes a 27% remission rate for vedolizumab and 30% remission rate for adalimumab; EXPLORER included methotrexate treatment

Source: [1]Colombel, Jean-Frederic, et al. Clinical Gastroenterology and Hepatology 22.7 (2024): 1487-1496. [2]Feagan, Brian G., et al. The Lancet Gastroenterology & Hepatology 8.4 (2023): 307-320;

SPYRE
42

Combination PK exhibits expected behavior in NHPs and supports planned combination regimens

SPY120 NHP combination PK

No observed difference in monotherapy PK when dosed in combination



SPY001 serum conc. (µg/mL)
1000
100
10
1
SPY001 monotherapy
SPY001 dosed in combination with SPY002
0
14
28
SPY002 serum conc. (µg/mL)
1000
100
10
1
SPY002 monotherapy
SPY002 dosed in combination with SPY001
0
14
28
Days

SPY120 human combination PK simulation and potential dosing profile



SPY001
SPY002
Serum Conc. (µg/mL)
250
200
150
100
50
0
0
12
24
36
48
Time (Wk)

Source: Data on file. Human PK simulation represents median +/- interquartile range utilizing SPY001 and SPY002 individual PK simulations presented in prior slides.

SPYRE
43

Corporate Team and cash runway

Leadership Scott Burrows Brian Connolly Melissa Cooper Paul Fehlner Joshua Friedman Janet Gunzner-Toste Chief Financial Officer Chief Technical Officer SVP, People SVP, Chief Intellectual SVP, Clinical Development SVP, Operations Property Counsel MiRa Huyghe Heidy King-Jones Justin LaFountaine Deanna Nguyen Sheldon Sloan Andrew Spencer Cameron Turtle SVP, Development Chief Legal Officer and SVP, Corporate SVP, Clinical Chief Medical Officer SVP, Preclinical Research Chief Executive Officer Operations Corporate Secretary Development Development and Development 45

Board of Directors Peter Harwin Michael Henderson Tomas Kiselak Jeffrey Albers Mark McKenna Sandra Milligan Laurie Stelzer Cameron Turtle 46

Cash and anticipated milestones

$426M 6/30/2024 cash[1]
Expected runway well into **2027**

65.3M
Shares outstanding[2]

	2024	2025	
SPY001 (α4β7)	Ph1 Interim data		
SPY002 (TL1A)	Ph1 Initiation	Ph1 Interim data	
SPY003 (IL-23)		Ph1 Initiation (1Q)	Ph1 Interim data
Platform Ph2		Ph2 Initiation	
Expected external events	TEV-48574 Ph2b	MORF057 Ph2b	DUET-UC/CD Ph2b

Notes: Anticipated milestones as of October 2024; [1]Cash includes cash, cash equivalents, restricted cash & marketable securities as of 6/30/24; [2]Shares outstanding on a pro forma and as-converted basis as of 6/30/24, which (i) gives effect to the full conversion of the Company's preferred stock, and (ii) disregards beneficial ownership limitations that may limit the ability of certain holders of preferred stock to convert into common stock; see following slide for detailed reconciliation.

SPYRE

47

Shares outstanding As of June 30, 2024 Number of shares Common stock • Shares outstanding 50.8 • Series A preferred stock 13.8 Common stock equivalents • Series B preferred stock 0.7 Common stock and common • Total outstanding 65.3 1 stock equivalents 1 Shares outstanding on a pro forma basis, which includes (i) common stock outstanding as of 6/30/24, (ii) conversion of the Company’s Series B preferred stock as approved at the May 13, 2024 Annual Meeting of Shareholders, and (iii) the exercise of all outstanding pre-funded warrants in May 2024. 48

Thank you Engineering for new heights in the treatment of IBD